SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C. 20549



                       FORM 8-K

                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE
            SECURITIES EXCHANGE ACT OF 1934


Date of Report
(Date of earliest event reported)
 December 28, 1995

Residential Funding Mortgage Securities I, Inc. (as company under a Pooling and Servicing Agreement dated as of December 1, 1995 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series
1995-S21)



Residential Funding Mortgage Securities I, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE                33-95932         51-0368240
(State or other
jurisdiction        (Commission)      (I.R.S. employer
of incorporation)  identification        file number)
                          no.)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN
                                                 55437
(Address of principal executive offices)
                                             (Zip code)


Registrant's telephone number, including area code
(612) 832-7000




(Former name or former address, if changed since last report)



            Exhibit Index Located on Page 2

Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7.  Financial Statements, Pro Forma Financial
Information and Exhibits.

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits (executed copies) - The
following execution copies of Exhibits to the Form S-3
Registration Statement of the Registrant are hereby filed:


Exhibit        Sequentially                 Exhibit
Number         Numbered                     Page


7(c)     Pooling and Servicing Agreement,
         dated as of December 1, 1995 among
         Residential Funding Mortgage
         Securities I, Inc., as company,
         Residential Funding Corporation,as
         master servicer, and Bankers Trust
         Company, as trustee.                  004





                      SIGNATURES



         Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                   RESIDENTIAL FUNDING MORTGAGE
                   SECURITIES I, INC.



                   By:
                   Name:   Diane S. Wold
                   Title:  Vice President


Dated:  December 28, 1995




                        Exhibit 7(c)






            Pooling and Servicing Agreement